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                                                                   Exhibit 10.54


                     DIRECTOR RETIREMENT BENEFITS AGREEMENT


         This DIRECTOR RETIREMENT BENEFITS AGREEMENT, made and effective this the 1st day of September, 1999, by and between Piedmont Natural Gas Company, Inc. (the "Company"), and ____________ (the "Director").

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Company (the "Board") by resolutions adopted at a meeting of the Board on April 26, 1994 (a) approved a directors' retirement benefit plan (the "Plan") providing for the payment of retirement benefits to non-employee directors under certain conditions and (b) authorized the Company to enter into a contract with each non-employee director of the Company for the payment of benefits in accordance with the provisions of the Plan; and

         WHEREAS, the Board by resolutions adopted at a meeting of the Board on February 26, 1999 (a) authorized an amendment to the Plan and (b) directed the Chairman of the Board to execute on behalf of the Company an amendment to the then existing retirement agreements between the Company and each director; and

         WHEREAS, the Board by resolutions adopted at a meeting of the Board on August 27, 1999 (a) authorized a further amendment to the Plan and (b) directed the appropriate officers of the Company to execute on behalf of the Company amended retirement agreements between the Company and each director.

         NOW, THEREFORE, in consideration of the services to be rendered by the Director to the Company, the Company and the Director agree as follows:

         1. If at the time of his or her retirement from the Board, the Director shall be not less than 72 years of age or shall have served not less than ten continuous years on the Board, the


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Director shall receive from the Company an annual retirement benefit equal to the directors' annual retainer fee (presently $24,000) at the time of his or her retirement, which annual retirement benefits shall (a) commence upon retirement from the Board, (b) continue for life, and (c) be payable in twelve (12) equal monthly payments.

         2. Should the Director die after retirement before receiving the retirement benefit described in paragraph one above for at least ten years (120 monthly payments), the retirement benefits shall be paid to the Director's designated beneficiary(s) for the remaining portion of the ten year period. The Director shall determine in the Addendum attached hereto and incorporated in all respects, that any payment due pursuant to this Agreement shall be paid to the designated beneficiary(s) either (1) as a lump-sum payment within ninety days of the Director's death, or (2) in periodic monthly payments for the remainder of the ten-year period following the Director's retirement date from the Board. If no Addendum shall be attached hereto, the Director shall be deemed to have elected a lump sum payment payable to his or her estate.

         3. Should the Director die while serving on the Board, the Director's previously designated beneficiary(s) shall be paid ten times the annual director retainer fees that are in effect at the date of the Director's death. Such payment shall be made within ninety days of the death of such Director.

         4. In the event of a "Change in Control" (as hereinafter defined) or a "Potential Change in Control" (as hereinafter defined) during the time when the Director is serving on the Board, Director shall have the option, at his or her sole discretion, (i) to receive a lump sum cash payment equal to his or her "Fixed Retirement Benefits" (as hereinafter defined) or (ii) to receive the benefits to which he or she would otherwise be entitled under Paragraphs 1 and 2 of this Agreement had the Director retired on the date immediately preceding the Change in Control or Potential Change in Control and served not less than 10 continuous years on the Board. For the purposes of option (ii) above, it shall be assumed that the Director has served not less than 10


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continuous years without regard to the actual time of service. For purposes of this Paragraph, the following terms shall have the meanings indicated below:

                  (A) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                  (B) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

                  (C) "Board" shall mean the Board of Directors of the Company.

                  (D) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (i) any Person is or becomes the Beneficial Owner,
                  directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of paragraph (iii) below; or

                           (ii) the following individuals cease for any reason
                  to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in



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                  office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                           (iii) there is consummated a merger or consolidation
                  of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                           (iv) the shareholders of the Company approve a plan
                  of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the



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                  combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

                  (E) "Company" shall mean Piedmont Natural Gas Company, Inc. and, except in determining whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

                  (F) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (G) "Fixed Retirement Benefits" shall with respect to a non-employee director mean the lump sum cash amount equal to 150% of the net present value of the retirement benefits to the Director would otherwise be determined to receive under this Agreement had he or she been entitled to the payments provided in paragraph 1 above. In determining the applicable lump sum cash amount, the net cash value shall be determined in the same manner as provided in the case of a lump sum election under the Company's Employee Retirement Plan as in effect on the date immediately prior to the Change in Control or Potential Change in Control.

                  (H) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Company or any of its subsidiaries, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, or (d) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.


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                  (I) "Potential Change in Control" shall be deemed to have
         occurred if the event set forth in any one of the following paragraphs shall have occurred:

                           (a) the Company enters into an agreement, the
                  consummation of which would result in the occurrence of a Change in Control; or

                           (b) the Company or any Person publicly announces an
                  intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

                           (c) any Person becomes the Beneficial owner, directly
                  or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates); or

                           (d) the Board adopts a resolution to the effect that,
                  for purposes of this Agreement, a Potential Change in Control has occurred.

A Change in Control or a Potential Change in Control shall not relieve the Company or its successors or assigns of the obligations to make any payments required by paragraphs 2 or 3 of this Agreement.

         5. The Company will pay the premium for medical insurance for the Director while he or she is serving on the Board. The medical insurance will provide substantially the same benefits as the Company provides to its senior executive officers or, if the Company is owned or controlled by another entity, the same benefits as the controlling entity provides to its senior executive officers or to persons preforming functions similar to those provided by senior executive officers of a corporation. In addition, the Director shall have the option to include his or her spouse and/or dependent children upon payment of the additional premiums required to



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insure such persons. If at this time of his or her retirement from the Board, the Director is entitled to receive the benefits provided by paragraph 1 or paragraph 4 of this Agreement, the Company will continue to pay the insurance premiums (and shall provide the Director the option to pay the premiums for his or her spouse and/or dependent children) for the Director for his or her life. If the Director is entitled to receive other medical insurance benefits from the Company, he or she shall have the option of selecting such other medical insurance benefits or the medical insurance benefits provided under this Agreement, but not both.

         6. That this Agreement shall supersede in all respects any previously executed agreement between the Company and the Director pertaining to director retirement benefits.

         7. The retirement benefits provided for in this Agreement may not be canceled or terminated except upon the written agreement of the Company and the Director.

         IN WITNESS WHEREOF, Piedmont Natural Gas Company, Inc., has caused this Agreement to be executed in its name by its duly authorized officers and its corporate seal to be hereto affixed; and the above named Director has hereto subscribed his or her signature, all the day and year first above written.

PIEDMONT NATURAL GAS COMPANY, INC.          DIRECTOR


By: /s/ John H. Maxheim
    --------------------------------        -----------------------------
    Chairman of the Board


ATTEST: /s/ Martin C. Ruegsegger
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               ADDENDUM TO DIRECTOR RETIREMENT BENEFITS AGREEMENT

         The undersigned Director directs that any payment due pursuant to Paragraph 2 or 3 to the attached Director Retirement Benefits Agreement be paid to the beneficiary(s) designated below as follow:

         1.       Lump-sum payment within                 ______________________
                  ninety days of my death:

                           or

         2.       Periodic monthly payments               ______________________
                  following my death while serving
                  on the Board of Directors of the
                  Company or for the reminder of the
                  ten -year period following my
                  retirement date from the Board of
                  Directors of the Company

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         Beneficiary(s) designated pursuant to the attached Director Retirement
Benefits Agreement.

         Payment of any Director retirement benefits shall be made directly to the following person(s):


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Name                                    Name


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Printed or Typed Name                   Printed or Typed Name


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Street Address                          Street Address


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City and State                          City and State


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Zip Code                                Zip Code



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Name                                    Name


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Printed or Typed Name                   Printed or Typed Name


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Street Address                          Street Address


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City and State                          City and State


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Zip Code                                Zip Code




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Name                                    Name


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Printed or Typed Name                   Printed or Typed Name


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Street Address                          Street Address


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City and State                          City and State


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Zip Code                                Zip Code



                                        Director:
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                                        Date:
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